UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 27, 2005

                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




              DELAWARE                     000-50397                 51-0309588

  (State or other jurisdiction of   (Commission File Number)       (IRS Employer
           incorporation)                                    Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                           83201
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2005 AMIS Holdings, Inc. announced consolidated financial results for the three month and year ended December 31, 2004. The press release announcing these results is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated January 27, 2005





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMIS HOLDINGS, INC.

Date: January 27, 2005                  By: /s/ David Henry
      -----------------                     ------------------------------------
                                      Name: David Henry
                                     Title: Senior Vice President and Chief
                                            Financial Officer